UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21948

Cohen & Steers Closed-End Opportunity Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2012

Item 1. Reports to Stockholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2012. The net asset value (NAV) at that date was $13.25 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $12.19.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2012
Cohen & Steers Closed-End Opportunity Fund at NAV[a]	6.82%
Cohen & Steers Closed-End Opportunity Fund at Market Value[a]	6.07%
Morningstar U.S. All Taxable Ex-Foreign Equity Index[b]	8.55%
S&P 500 Index[b]	9.49%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. NAV return reflects fee waivers and/or expense reimbursements, without which the return would have been lower. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's NAV return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The Morningstar U.S. All Taxable Ex-Foreign Equity Index measures the market capitalization-weighted total return of 341 taxable equity and fixed-income closed-end funds—it excludes international, regional and country closed-end funds. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Investment Review

Closed-end funds had a positive total return for the first half of 2012, although most of the gain was generated in the year's first quarter. The period began on a bright note, amid better-than-expected U.S. economic data and an easing of concerns regarding Europe's sovereign debt crisis. As economic reports became less encouraging, equity closed-end funds gave back some of their gains while fixed-income funds continued to advance, aided by declining interest rates.

On the valuation front, the average discount for closed-end funds narrowed, from 1.8% at the start of the period to 0.1% on June 30. The discount on equity funds went from 5.9% to 3.0% in the period, while fixed-income funds saw their average premium expand from 1.1% to 2.6%. The general trend of above-average valuations reflected investors' demand for high current income in an environment of historically low interest rates.

Within the equity category, health-biotech funds, which had a total return of (+26.2%)c had the best performance. The sector had a strong start and continued to perform well as the market favored more-defensive companies. Real estate funds (+22.0%) were also standouts. In an environment of uncertain growth, investors appeared to favor REITs for their relatively stable lease-based cash flows and access to capital at attractive terms. The poorest-performing equity groups were commodities funds (–0.3%) and energy/resources funds (–1.8%), which struggled due to a pullback in the price of gold, oil and other key commodities.

All sectors in the fixed-income funds category had positive returns. The preferreds group (+14.5%) was a top performer, benefiting from demand for high income as well as a favorable supply backdrop in the underlying asset class. U.S. banks announced the redemption of more than $20 billion of their trust preferred securities in June, continuing a trend of retiring preferreds that are destined to lose their tier 1 capital status due to regulatory changes.

General mortgage funds (+12.6%), which struggled in 2011, outperformed on signs of a recovering U.S. residential housing market. Convertibles funds (+7.5%), which are often sensitive to shifts in equity markets, fell back in the second half of the period and underperformed for the period.

The IPO market was active

There were 10 closed-end fund IPOs in the period, including a $1.0 billion multi-strategy income offering and a $220 million fund that targets real-assets securities, such as those issued by infrastructure and real estate companies. In the first half of 2012, closed-end fund IPOs raised approximately $4.4 billion, about 13% more than the same period in 2011. The majority of assets were raised in fixed-income fund IPOs, a reversal of the trend last year when equity funds dominated the launch calendar.

Fund performance

The Fund had a positive total return in the period but underperformed its benchmark. Detracting from relative performance was fund selection in the energy/resources and commodities sectors. Fund selection in the preferreds sector and senior loan funds group (+13.0% total return in the index) also hindered performance, as did our underweight in the health-biotech sector.

c  Sector constituents as per the Morningstar U.S. All Taxable Ex-Foreign Equity Index.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Security selection among funds that invest in master limited partnerships (+4.4%) contributed positively to relative return. Our overweights in the real estate and multi-sector fixed-income funds (+12.7%) groups were beneficial as well. We were also underweight the commodities sector, which partially countered the negative effect of fund selection in that group.

Investment Outlook

Given various risks to the domestic and global economies and generally modest inflation, we expect monetary policy in the U.S. to remain accommodative. With borrowing rates likely to remain low for an extended period, we believe the yield advantage of leveraged closed-end funds will continue to draw investor interest. As a result, we see potential for the broad closed-end fund market to maintain historically narrow discounts, or even at times trade at premiums to NAV. In addition, the recent success of new issues should, in our view, allow the closed-end fund IPO window to remain open in coming months. At the present pace, we do not believe new supply will pressure pricing in the secondary market or impede discount narrowing.

We continue to favor equity funds over fixed income, based in part on equity funds' generally more attractive valuations. Within the equity group, we see relatively greater value in the equity tax-advantaged and energy/resources sectors, as well as U.S. general equity and real estate funds. We have also become more constructive toward covered call strategies, which are trading at discounts wider than their long-term average. Within fixed income, our recent additions include select funds in the senior loan, multi-sector and investment-grade sectors based on relative valuations. We reduced weightings in certain high-yield and preferred funds that were trading at above average premiums to their net asset values.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

  DOUGLAS R. BOND

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, commodities, global natural resource equities, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

June 30, 2012

Top Ten Holdings
(Unaudited)

Closed-End Fund	Value	% of Net Assets
Eaton Vance Tax-Managed Buy-Write Opportunities Fund	$13,118,075	3.6
Eaton Vance Tax-Managed Diversified Equity Income Fund	12,542,150	3.5
Eaton Vance Tax-Managed Global Diversified Equity Income Fund	11,534,195	3.2
ASA Gold and Precious Metals Ltd. (Bermuda)	10,166,469	2.8
Nuveen Preferred Income Opportunities Fund	10,026,009	2.8
Gabelli Dividend & Income Trust	9,490,088	2.6
AGIC Convertible & Income Fund	9,487,527	2.6
Nuveen Credit Strategies Income Fund	9,023,562	2.5
Gabelli Equity Trust	8,840,954	2.4
PIMCO Income Opportunity Fund	8,648,559	2.4

Sector Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2012 (Unaudited)

		Number of Shares	Value
CLOSED-END FUNDS	96.2%
COMMODITIES	4.8%
Central Fund of Canada Ltd. (Canada)		295,186	$5,841,731
iShares Gold Trust ETF[a]		96,000	1,493,760
iShares Silver Trust ETF[a]		61,300	1,633,645
Market Vectors Gold Miners ETF		68,800	3,080,176
Sprott Physical Gold Trust ETF[a]		241,000	3,323,390
Sprott Physical Silver Trust ETF[a]		191,900	2,222,202
			17,594,904
COVERED CALL	13.9%
Eaton Vance Tax-Managed Buy-Write Income Fund		185,500	2,493,120
Eaton Vance Tax-Managed Buy-Write Opportunities Fund		1,055,356	13,118,075
Eaton Vance Tax-Managed Diversified Equity Income Fund		1,382,817	12,542,150
Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund		477,365	5,002,785
Eaton Vance Tax-Managed Global Diversified Equity Income Fund		1,389,662	11,534,195
NFJ Dividend Interest & Premium Strategy Fund		228,200	3,831,478
Nuveen Equity Premium Opportunity Fund		154,300	1,836,170
			50,357,973
EMERGING MARKETS DEBT	0.7%
AllianceBernstein Global High Income Fund		158,800	2,380,412
ENERGY/RESOURCES	6.0%
ASA Gold and Precious Metals Ltd. (Bermuda)		456,100	10,166,469
BlackRock Real Asset Equity Trust		253,200	2,582,640
BlackRock World Mining Trust PLC (United Kingdom)[b]		128,000	1,140,668
Energy Select Sector SPDR Fund ETF		50,700	3,364,959
GAMCO Global Gold Natural Resources & Income Trust		38,698	518,940
Market Vectors Oil Service ETF[a]		116,600	4,155,624
			21,929,300

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
EQUITY TAX-ADVANTAGED	8.8%
Eaton Vance Tax-Advantaged Dividend Income Fund		461,876	$7,380,778
Eaton Vance Tax-Advantaged Global Dividend Income Fund		498,800	6,634,040
Eaton Vance Tax-Advantaged Global Dividend Opportunities Fund		224,500	4,045,490
Gabelli Dividend & Income Trust		611,869	9,490,088
John Hancock Tax-Advantaged Dividend Income Fund		161,290	2,958,059
Nuveen Tax-Advantaged Total Return Strategy Fund		153,900	1,551,312
			32,059,767
FINANCIAL	0.4%
Financial Select Sector SPDR Fund		98,900	1,445,918
GLOBAL EQUITY	2.4%
Clough Global Equity Fund		255,700	3,091,413
ING Infrastructure Industrials and Materials Fund		237,200	3,916,172
Nuveen Global Value Opportunities Fund		108,000	1,536,840
			8,544,425
GLOBAL HYBRID (GROWTH & INCOME)	3.1%
Clough Global Opportunities Fund		778,200	8,365,650
Nuveen Diversified Dividend and Income Fund		245,389	2,780,257
			11,145,907
GLOBAL INCOME	2.2%
First Trust Aberdeen Global Opportunity Income Fund		21,400	365,726
Putnam Premier Income Trust		438,953	2,348,398
Templeton Global Income Fund		302,076	2,794,203
Western Asset Global High Income Fund		198,300	2,639,373
			8,147,700
GOVERNMENT	0.7%
AllianceBernstein Income Fund		309,018	2,571,030

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
HIGH YIELD	3.1%
New America High Income Fund		502,959	$5,155,330
Pioneer Diversified High Income Trust		27,940	562,991
Wells Fargo Advantage Income Opportunities Fund		566,901	5,703,024
			11,421,345
INVESTMENT GRADE	1.6%
PIMCO Corporate Opportunity Fund		260,982	4,888,193
Western Asset Global Corporate Defined Opportunity Fund		50,000	959,500
			5,847,693
LIMITED DURATION	2.2%
Eaton Vance Limited Duration Income Fund		498,437	8,124,523
MASTER LIMITED PARTNERSHIPS	6.9%
ClearBridge Energy MLP Fund		35,420	781,719
First Trust Energy Income and Growth Fund		198,480	6,057,610
Kayne Anderson Energy Total Return Fund		247,624	6,542,226
Kayne Anderson Midsteam/Energy Fund		114,700	3,059,049
Kayne Anderson MLP Investment Company		72,800	2,240,056
MLP & Strategic Equity Fund		103,435	1,784,254
Tortoise MLP Fund		180,300	4,507,500
			24,972,414
MULTI-SECTOR	8.2%
AGIC Convertible & Income Fund		1,062,433	9,487,527
AGIC Convertible & Income Fund II		970,470	7,977,263
PIMCO Income Opportunity Fund		321,747	8,648,559
PIMCO Income Strategy Fund II		358,300	3,758,567
			29,871,916

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
NATIONAL MUNICIPAL	4.5%
BlackRock Municipal Income Trust II		125,500	$2,031,845
BlackRock MuniHoldings Quality Fund		24,900	368,769
BlackRock MuniVest Fund		114,685	1,252,360
BlackRock MuniYield Fund		34,088	547,794
BlackRock MuniYield Quality Fund II		44,743	628,639
Invesco Municipal Premium Income Trust		80,900	741,853
Nuveen AMT-Free Municipal Income Fund		88,000	1,307,680
Nuveen Dividend Advantage Municipal Fund		130,700	1,978,798
Nuveen Dividend Advantage Municipal Fund 2		133,922	2,059,721
Nuveen Investment Quality Municipal Fund		69,100	1,114,583
Nuveen Performance Plus Municipal Fund		124,500	2,004,450
Nuveen Premium Income Municipal Fund 2		154,500	2,385,480
			16,421,972
PREFERRED	5.9%
Nuveen Preferred Income Opportunities Fund		1,110,300	10,026,009
Flaherty & Crumrine/Claymore Preferred Securities Income Fund		377,772	7,060,559
Flaherty & Crumrine/Claymore Total Return Fund		223,400	4,340,662
			21,427,230
REAL ESTATE	2.3%
Alpine Global Premier Properties Fund		356,611	2,253,781
CBRE Clarion Global Real Estate Income Fund		405,812	3,214,031
Nuveen Real Estate Income Fund		273,239	2,967,376
			8,435,188
SENIOR LOAN	10.5%
Eaton Vance Floating-Rate Income Trust		510,965	7,894,409
Eaton Vance Senior Floating-Rate Trust		253,526	3,878,948
Eaton Vance Senior Income Trust		793,487	5,570,279
ING Prime Rate Trust		386,315	2,229,038
Nuveen Credit Strategies Income Fund		994,880	9,023,562
Nuveen Floating Rate Income Fund		311,900	3,614,921
Nuveen Floating Rate Income Opportunity Fund		130,200	1,545,474
Pioneer Floating Rate Trust		330,290	4,178,168
			37,934,799

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
U.S. GENERAL EQUITY	7.6%
Consumer Discretionary Select Sector SPDR Fund ETF		104,600	$4,579,388
Gabelli Equity Trust		1,643,300	8,840,954
Liberty All-Star Equity Fund		820,486	3,700,392
Royce Value Trust		529,000	6,591,340
SPDR S&P 500 ETF Trust		27,500	3,747,425
Special Opportunities Fund		1,000	15,080
			27,474,579
UTILITY	0.4%
Macquarie First Trust Global Infrastructure Utilities Dividend & Income Fund		103,172	1,519,724
TOTAL CLOSED-END FUNDS (Identified cost—$313,196,613)			349,628,719
		Number of Rights
RIGHTS	0.0%
U.S. GENERAL EQUITY
Special Opportunities Fund, expire 7/9/12[a] (Identified cost—$0)		100	101

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2012 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	4.0%
MONEY MARKET FUNDS
BlackRock Liquidity Funds: FedFund, 0.01%[c]		7,250,512	$7,250,512
Federated Government Obligations Fund, 0.01%[c]		7,350,749	7,350,749
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$14,601,261)			14,601,261
TOTAL INVESTMENTS (Identified cost—$327,797,874)	100.2%		364,230,081
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.2)		(703,864)
NET ASSETS (Equivalent to $13.25 per share based on 27,439,099 shares of common stock outstanding)	100.0%		$363,526,217

Glossary of Portfolio Abbreviations

ETF   Exchange-Traded Fund

SPDR   Standard & Poor's Depositary Receipt

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.3% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

c  Rate quoted represents the seven-day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$327,797,874)	$364,230,081
Cash	98,320
Receivable for:
Investment securities sold	1,475,313
Dividends	859,271
Other assets	776
Total Assets	366,663,761
LIABILITIES:
Payable for:
Investment securities purchased	1,726,085
Dividends declared	908,076
Investment management fees	277,074
Directors' fees	1,162
Other liabilities	225,147
Total Liabilities	3,137,544
NET ASSETS	$363,526,217
NET ASSETS consist of:
Paid-in capital	$486,531,061
Dividends in excess of net investment income	(10,793,504)
Accumulated net realized loss	(148,643,547)
Net unrealized appreciation	36,432,207
$363,526,217
NET ASSET VALUE PER SHARE:
($363,526,217 ÷ 27,439,099 shares outstanding)	$13.25
MARKET PRICE PER SHARE	$12.19
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(8.00)%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012 (Unaudited)

Investment Income:
Dividend income	$8,967,802
Expenses:
Investment management fees	1,766,625
Professional fees	225,000
Directors' fees and expenses	14,580
Miscellaneous	2,035
Total Expenses	2,008,240
Reduction of Expenses (See Note 2)	(16,616)
Net Expenses	1,991,624
Net Investment Income	6,976,178
Net Realized and Unrealized Gain:
Net realized gain on:
Investments	9,284,028
Foreign currency transactions	856
Net realized gain	9,284,884
Net change in unrealized appreciation	7,102,973
Net realized and unrealized gain	16,387,857
Net Increase in Net Assets Resulting from Operations	$23,364,035

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Change in Net Assets:
From Operations:
Net investment income	$6,976,178	$18,048,250
Net realized gain	9,284,884	2,521,572
Net change in unrealized appreciation (depreciation)	7,102,973	(26,292,410)
Net increase (decrease) in net assets resulting from operations	23,364,035	(5,722,588)
Dividends and Distributions to Shareholders from:
Net investment income	(14,268,331)	(21,100,604)
Tax return of capital	—	(7,463,427)
Total dividends and distributions to shareholders	(14,268,331)	(28,564,031)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	—	(424,762)
Total increase (decrease) in net assets	9,095,704	(34,711,381)
Net Assets:
Beginning of period	354,430,513	389,141,894
End of period[a]	$363,526,217	$354,430,513

a  Includes dividends in excess of net investment income of $10,793,504 and $3,501,351, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2012	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.92	$14.16	$13.07	$9.34	$16.88	$19.58
Income from investment operations:
Net investment income	0.25	0.81	0.78	0.59	0.74	1.12
Net realized and unrealized gain (loss)	0.60	(1.01)	1.29	4.14	(6.87)	(2.13)
Total income (loss) from investment operations	0.85	(0.20)	2.07	4.73	(6.13)	(1.01)
Less dividends and distributions to shareholders from:
Net investment income	(0.52)	(0.77)	(0.93)	(0.61)	(0.73)	(1.12)
Net realized gain	—	—	—	—	—	(0.42)
Tax return of capital	—	(0.27)	(0.05)	(0.39)	(0.68)	(0.13)
Total dividends and distributions to shareholders	(0.52)	(1.04)	(0.98)	(1.00)	(1.41)	(1.67)
Offering costs charged to paid-in capital	—	—	—	—	—	(0.00)[a]
Anti-dilutive (dilutive) effect of common share offering	—	—	—	0.00 [a]	0.00 [a]	(0.02)
Anti-dilutive (dilutive) effect from the purchase of common shares	—	0.00 [a]	—	—	—	—
Net increase (decrease) in net asset value	0.33	(1.24)	1.09	3.73	(7.54)	(2.70)
Net asset value, end of period	$13.25	$12.92	$14.16	$13.07	$9.34	$16.88
Market value, end of period	$12.19	$11.97	$13.03	$12.13	$9.16	$15.97
Total net asset value return[b]	6.82%[c]	–1.02%	16.93%	53.77%	–38.32%	–5.40%
Total market value return[b]	6.07%[c]	–0.34%	15.94%	45.51%	–36.06%	–14.18%

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2012	2011	2010	2009	2008	2007
Net assets, end of period (in millions)	$363.5	$354.4	$389.1	$359.2	$255.6	$458.7
Ratio of expenses to average daily net assets (before expense reduction)[d]	1.08%[e,f]	0.96%	0.96%	0.97%	0.97%	0.96%
Ratio of expenses to average daily net assets (net of expense reduction)[d]	1.07%[e,f]	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average daily net assets (before expense reduction)[d]	3.74%[e,f]	4.68%	5.64%	5.09%	4.06%	4.76%
Ratio of net investment income to average daily net assets (net of expense reduction)[d]	3.75%[e,f]	4.69%	5.66%	5.10%	4.09%	4.77%
Portfolio turnover rate	29%[c]	82%	79%	63%	40%	49%

a  Amount is less than $0.005.

b  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's New York Stock Exchange market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

c  Not annualized.

d  Does not include expenses incurred by the closed-end funds in which the Fund invests.

e  Annualized.

f  Includes extraordinary expenses, approved by the Board of Directors pursuant to the Fund's expense reimbursement agreement, related to the proposal to convert to an open-end fund (Note 7). Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 0.96% and 0.95%, respectively; and the ratio of net investment income to average daily net assets (before expense reduction and net of expense reduction) would have been 3.86% and 3.87%, respectively.

See accompanying notes to financial statements.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Significant Accounting Policies

Cohen & Steers Closed-End Opportunity Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 14, 2006 and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to achieve total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities for which market prices are unavailable will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. During the six months ended June 30, 2012, transfers between Level 1 and Level 2 securities totaled $1,140,668.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2012 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Closed-End Funds— Energy/Resources	$21,929,300	$20,788,632	$1,140,668	$—
Closed-End Funds— Other Funds	327,699,419	327,699,419	—	—
Rights	101	101	—	—
Money Market Funds	14,601,261	—	14,601,261	—
Total Investments[a]	$364,230,081	$348,488,152	$15,741,929	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Closed-End Funds ("CEFs") are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the CEFs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the CEFs and may differ from the estimated amounts.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing on the date of valuation; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in foreign exchange rates on investments from the changes in market prices of securities.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash. Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2012, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund.

The investment manager has contractually agreed to reimburse the Fund so that its total annual operating expenses, excluding brokerage fees, taxes, interest, fees and expenses of the Fund's

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

independent directors (as well as their independent counsel and other independent consultants), trade organization membership dues, federal and state registration fees and, upon approval of the Board of Directors, extraordinary expenses, do not exceed 0.95% of the average daily net assets. This commitment will remain in place for the life of the Fund. For the six months ended June 30, 2012, fees waived and/or expenses reimbursed totaled $16,616.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2012, totaled $107,435,292 and $118,144,611, respectively.

Note 4. Income Tax Information

As of June 30, 2012, the federal tax cost and unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$327,797,874
Gross unrealized appreciation	47,277,720
Gross unrealized depreciation	(10,845,513)
Net unrealized appreciation	$36,432,207

As of December 31, 2011, the Fund had a net capital loss carryforward of $147,975,030 which may be used to offset future capital gains. These losses are comprised of short-term capital loss carryforwards of which $33,645,588 will expire on December 31, 2016, $98,992,970 will expire on December 31, 2017 and $15,336,472 will expire on December 31, 2018. In addition, the Fund incurred short-term capital losses of $440,467 and net ordinary losses of $1,417,987 after October 31, 2011, that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2012, and the year ended December 31, 2011, the Fund issued no shares of common stock for the reinvestment of dividends.

On December 14, 2011, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) as of January 1, 2012 through the fiscal year ended December 31, 2012. During the six months ended June 30, 2012, the Fund did not effect any repurchases. During the year ended December 31, 2011, the Fund repurchased 35,087 Treasury shares of its common stock at an average price of $12.11 per share (including brokerage commissions) at a weighted average discount of 8.6%. These repurchases, which had a total cost of $424,762, resulted in an increase of less than $0.005 to the Fund's net asset value per share.

Note 6. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 7. Conversion Vote Trigger

The Fund's charter (Charter) required the Fund to convene a stockholders meeting for the purpose of voting on a proposal to convert to an open-end fund if, starting five years from the Fund's initial public offering (November 20, 2006), the Fund's Common Shares closed on the New York Stock Exchange at an average price over a period of 75 consecutive trading days that was a 7.5% or greater discount from the average net asset value of the Fund's Common Shares during such period (Conversion Vote Trigger).

On March 9, 2012, the Fund announced that it had met the Conversion Vote Trigger and, as required by its Charter, it would submit to a stockholder vote a proposal that the Fund convert from a closed-end fund to an open-end fund. Pursuant to the Fund's Charter, the record date for the special meeting was required to be within 45 days from the occurrence of the Conversion Vote Trigger, and the special meeting had to be held within 90 days of the record date. The Fund held a special stockholders meeting on June 7, 2012. The record date for the meeting was March 19, 2012.

On June 7, 2012, the Fund announced that an insufficient number of proxies were submitted to establish a quorum for the special meeting of stockholders. Accordingly, the proposal to convert to an open-end fund was not considered. Of the proxies submitted, stockholders voted overwhelmingly against converting the Fund to an open-end structure (See Proxy Results later in this report). The open-end proposal required approval by a majority of votes entitled to be cast in order for the Fund to convert to an open-end fund from a closed-end fund. As disclosed in the proxy statement for the special meeting, the Fund had no obligation to adjourn the meeting to a later date and has no obligation to submit a similar proposal to stockholders in the future.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2012 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

PROXY RESULTS (Unaudited)

Annual Stockholders Meeting: Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 26, 2012. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:
George Grossman	25,055,329.451	558,749.744
Robert H. Steers	25,073,175.895	540,903.300
C. Edward Ward Jr.	25,086,597.725	527,481.470

Special Stockholders Meeting: Cohen & Steers Closed-End Opportunity Fund, Inc. shareholders voted on the following proposal at a special meeting of stockholders held on June 7, 2012. The description of the proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Shares Voted Against	Shares Voted Abstain
To vote on a proposal, pursuant to the Fund's charter, to convert the Fund to an open-end investment company and to adopt an amendment and restatement of the Fund's charter to effectuate the conversion	2,951,180.872	7,739,648.243	159,497.348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2012) (Unaudited)

Based on Net Asset Value			Based on Market Value
One Year	Five Years	Since Inception (11/24/06)	One Year	Five Years	Since Inception (11/24/06)
–0.92%	1.68%	2.23%	–1.54%	0.97%	0.13%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Fund returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management agreement (the "Management Agreement"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 12, 2012 and at a meeting held in person on June 19, 2012, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2013 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark index. The Board of Directors noted that the Fund outperformed the Peer Funds' median for the three-year period ended March 31, 2012, ranking in the first quintile. The Fund underperformed the

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

medians of the Peer Funds for the one- and five year periods, ranking in the fourth quintile for both periods. The Fund outperformed its benchmark for the five-year period, and underperformed its benchmark for the one- and three-year periods. The Board of Directors also noted that the Fund is the only closed-end fund of closed-end funds, making quantitative comparisons among the Peer Funds difficult. The Board of Directors further considered the Fund's performance across all periods versus a group of three other closed-end funds compiled by the Investment Manager, and noted that the Fund outperformed the median performance of those funds for the three-and five-year periods ended March 31, 2012 and underperformed for the one-year period. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods. The Board of Directors also considered information provided by the Investment Manager, including a narrative summary of various factors affecting performance. The Board of Directors then determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees, and the Fund's net expense ratios compared to the medians of the Peer Funds, noting that the Fund's actual and contractual management fees and net expense ratio were lower than the Peer Funds' medians. The Board of Directors further considered the Fund's expenses versus the group of three other closed-end funds compiled by the Investment Manager, and noted that the Fund's actual and contractual management fees and net expense ratio were lower than the group medians, and with respect to actual management fees and the net expense ratio, the lowest among that group. The Board of Directors also considered that the Investment Manager charges the Fund a unitary fee over the life of the Fund, causing the Investment Manager to reimburse expenses to limit total expenses. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also considered the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager's other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Douglas R. Bond
Vice president

Yigal D. Jhirad
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: FOF

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

CLOSED-END OPPORTUNITY FUND

280 PARK AVENUE

NEW YORK, NY 10017

Semiannual Report June 30, 2012

Cohen & Steers Closed-End Opportunity Fund

FOFSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS CLOSED-END OPPORTUNITY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date:  September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date:  September 4, 2012